Phoenix Asset Trust

Supplement dated November 9, 2007 to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2007, as supplemented September 14, 2007

Phoenix Investment Trust 97

Supplement dated November 9, 2007 to the Prospectus and SAI dated December 31, 2006,

as supplemented June 1, 2007, July 16, 2007 and September 7, 2007

Phoenix Opportunities Trust

Supplement dated November 9, 2007 to the Fixed Income Prospectus, dated June 27, 2007,

as supplemented September 7, 2007 and October 1, 2007,

to the Alternative Funds Prospectus, dated June 27, 2007,

as supplemented August 17, 2007 and September 7, 2007,

and to the International Funds Prospectus and SAI dated September 24, 2007

Phoenix Series Fund

Supplement dated November 9, 2007 to the Prospectus and SAI dated September 13, 2007

Phoenix Strategic Equity Series Fund

Supplement dated November 9, 2007 to the Prospectus and SAI dated August 31, 2007,

as supplemented September 7, 2007, September 18, 2007 and October 31, 2007

IMPORTANT NOTICE TO INVESTORS

Class I Shares

In the referenced prospectuses and SAIs, the disclosure regarding the availability of Class I Shares is hereby amended to state that the shares are offered primarily:

“. . .to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase at or above the minimum amounts; to private clients of, or referred by, the adviser, subadviser and their affiliates; or through certain wrap programs with which the Distributor has an arrangement.

Investors should retain this supplement with the Prospectus and Statement of Additional Information for future reference.

PXP 5067/Class I Shares (11/07)